SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


          Date of Report                               January 14, 1999
   (Date of earliest event reported)                  (December 31, 1998)
                                                      ------------------


                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


   California                    0-16467                   33-0098488
  (State or other             (Commission                (IRS Employer
  jurisdiction of             File Number)           Identification Number)
  incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:              (650) 343-9300
                                                                  -------------












                   This Form 8-K contains a total of 6 pages.

                              No exhibit required.

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 1998, Rancon Realty Fund V, a California Limited Partnership (the Registrant), sold 38.5 acres of land located in Ontario, California, to Abulafia Trust (the "buyer") for $5,500,000. The buyer is not affiliated with the Registrant or the Registrant's general partners. The Registrant added the net sale proceeds of approximately $5,266,000 to its cash reserves.

Item 7.       FINANCIAL STATEMENTS

(b) PRO FORMA FINANCIAL STATEMENTS

The  following  pro  forma  consolidated   financial  statements  represent  the
Partnership's consolidated balance sheet as of September 30, 1998 and consolidated statement of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997, as if the sale of the Ontario land had occurred on January 1, 1997.


                      Pro Forma Consolidated Balance Sheet
                            As of September 30, 1998
                    (in thousands, except units outstanding)
                                   (Unaudited)



                                                                        Pro Forma
                                                       Historical      Adjustments        Pro Forma

Assets Investment in real estate:
  Rental property, net                                $    28,704      $        --      $    28,704
  Land held for development, net                            2,691               --            2,691
  Rental property held for sale, net                        3,959               --            3,959
  Land held for sale, net                                   6,209           (5,289)             920
                                                      -----------      -----------      -----------
    Total real estate investments                          41,563           (5,289)          36,274


Cash and cash equivalents                                   4,065            5,924            9,989
Pledged cash                                                  353               --              353
Accounts receivable                                           122               __              122
Notes receivable                                            1,175               __            1,175
Deferred financing costs and other fees, net                  989               __              989
Prepaid expenses and other assets                             730               (4)             726
                                                      -----------      -----------      -----------
    Total assets                                      $    48,997      $       631      $    49,628
                                                      ===========      ===========      ===========


Liabilities
  Notes payable                                       $    13,553      $        __      $    13,553
  Accounts payable and other liabilities                      710              (15)             695
  Interest payable                                             73               --               73
                                                      -----------      -----------      -----------
    Total liabilities                                      14,336              (15)          14,321

Commitments and contingent liabilities                         --               --               --

Partners' equity (deficit):                                  (964)              --             (964)
  General partners
  Limited partners, 96,450 limited partnership
    units outstanding                                      35,625              646           36,271
                                                      -----------      -----------      -----------
    Total partners' equity                                 34,661              646           35,307
                                                      -----------      -----------      -----------
    Total liabilities and partners' equity            $    48,997      $       631      $    49,628
                                                      ===========      ===========      ===========


                 Pro Forma Consolidated Statement of Operations
                  For the nine months ended September 30, 1998
          (in thousands, except units outstanding and per unit amounts)
                                   (Unaudited)



                                                                        Pro Forma
                                                      Historical       Adjustments       Pro Forma

Revenue:
  Rental income                                       $     4,837      $        --      $     4,837
  Interest and other income                                   260              187              447
                                                      -----------      -----------      -----------
    Total revenue                                           5,097              187            5,284
                                                      -----------      -----------      -----------

Expenses:
  Operating                                                 2,340              (50)           2,290
  Interest                                                    963               --              963
  Depreciation and amortization                             1,331               --            1,331
  Expenses associated with land held
    for development                                           428               --              428
  General and administrative expenses                       1,010              (47)             963
                                                      -----------      -----------      -----------
    Total expenses                                          6,072              (97)           5,975
                                                      -----------      -----------      -----------

Net loss                                              $      (975)     $       284      $      (691)
                                                      ===========      ===========      ===========


Net loss per limited partnership unit                 $     (9.99)     $      2.91      $     (7.08)
                                                      ===========      ===========      ===========

Weighted average number of limited partnership
  units outstanding during the period used to
  compute net loss per limited partnership unit            96,582           96,582           96,582
                                                      ===========      ===========      ===========


                 Pro Forma Consolidated Statement of Operations
                    For the year ended December 31, 1997
          (in thousands, except units outstanding and per unit amounts)
                                   (Unaudited)


                                                                        Pro Forma
                                                       Historical      Adjustments       Pro Forma

Revenue:
  Rental income                                       $     6,894      $        --      $     6,894
  Interest and other income                                   379              250              629
                                                      -----------      -----------      -----------
    Total revenue                                           7,273              250            7,523
                                                      -----------      -----------      -----------

Expenses:
  Operating                                                 3,190              (52)           3,138
  Interest                                                  1,298               --            1,298
  Depreciation and amortization                             2,065               --            2,065
  Provision for impairment of real
    estate investments                                      1,688               --            1,688
  Expenses associated with land held for
    development                                               615               --              615
  General and administrative expenses                       1,231              (60)           1,171
  Proposed dissolution costs                                  479               --              479
                                                      -----------      -----------      -----------
    Total expenses                                         10,566             (112)          10,454
                                                      -----------      -----------      -----------

Net loss                                              $    (3,293)     $       362      $    (2,931)
                                                      ===========      ===========      ===========


Net loss per limited partnership unit                 $    (32.68)     $      3.59      $    (29.09)
                                                      ===========      ===========      ===========

Weighted average number of limited partnership
  units outstanding during the period used to
  compute net loss per limited partnership unit            99,767           99,767           99,767
                                                      ===========      ===========      ===========




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




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  RANCON REALTY FUND V,
                                  a California Limited Partnership (Registrant)



Date:  January 14, 1999           By:    /s/ Daniel L. Stephenson
                                        ------------------------
                                        Daniel L. Stephenson
                                        Chief Executive Officer and
                                        Chief Financial Officer of
                                        Rancon Financial Corporation,
                                        General Partner of Rancon Realty
                                        Fund V, a California Limited Partnership



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